EXHIBIT 32.2


     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Nicolet Bankshares, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I. Jacqui
A. Engebos, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This  13th  day  of  May,  2004.



/s/ Jacqui A. Engebos
------------------------
Chief Financial Officer





A signed original of this written statement required by Section 906 has been provided to Nicolet Bankshares, Inc. and will be retained by Nicolet Bankshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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